SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

PETsMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

19601 North 27th Avenue
Phoenix, AZ 85027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (623) 580-6100

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 12. Results of Operations and Financial Condition.

     On August 19, 2004, PETsMART, Inc. issued a press release announcing its results for the second fiscal quarter ended August 1, 2004, entitled “PETsMART Reports Second Quarter 2004 Results.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by PETsMART, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETSMART, INC

By: /s/ Timothy E. Kullman

Timothy E. Kullman Senior Vice President, Chief Financial Officer

Date: August 19, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 19, 2004 entitled “PETsMART Reports Second Quarter 2004 Results.”